John Hancock U. S. Global Leaders Growth Fund

Supplement dated 7-15-09 to the current Class R1 shares Prospectus

Effective as of the close of business on July 31, 2009, as detailed in the following table, certain share classes of the fund will be closed to new investors, except as provided below .

Fund	Closing Share Class
U. S. Global Leaders Growth Fund	R1

Shareholders of this share class on July 31, 2009 may continue to add to any position in this share class existing on that date.  Investors who did not own this share class on July 31, 2009 , generally will not be allowed to buy additional shares of this class, except that new positions in this share class may be opened by:

1.   Participants in most group employer retirement plans (and their successor plans) if this share class had been made available (or were in the process of being made available ) as investment options under the plans (or under another plan sponsored by the same employer) on or prior to July 31, 2009 ; and

2.   Investors holding accounts in the same share classes of other John Hancock mutual funds who exchange such shares for the corresponding closing share class of the fund after July 31, 2009.

These restrictions generally will apply to investments made directly with John Hancock and investments made through intermediaries.  Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

Other share classes of the fund will continue to be made available to all current and eligible prospective investors.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.